Omnicom Announces $5 Billion Share Repurchase Program and Entry into $2.5 Billion of Accelerated Share Repurchase Arrangements

NEW YORK, February 18, 2026–Omnicom (NYSE: OMC), the world’s leading marketing and sales company, today announced that its Board of Directors approved a share repurchase program to repurchase up to $5 billion of Omnicom common stock as part of the company’s capital allocation strategy.

Additionally, as a component of the share repurchase program, Omnicom has today executed accelerated share repurchase (“ASR”) arrangements for $2.5 billion of Omnicom common stock. Pursuant to the ASR arrangements between Omnicom and certain financial institutions (the “Dealers”), Omnicom will repurchase $2.5 billion of Omnicom common stock. Omnicom is funding the share repurchases under the ASR arrangements with cash on hand.

Under the ASR arrangements, Omnicom will pay $2.5 billion to the Dealers and expects to receive an initial delivery of shares of Omnicom common stock on February 20, 2026. The total number of shares purchased by Omnicom pursuant to the ASR arrangements will be based on the volume-weighted average price of Omnicom common stock on specified dates, less a discount, and subject to adjustments pursuant to the terms and conditions of the ASR arrangements.

The final settlement of the transactions under the ASR arrangements is expected to occur no later than the end of the second quarter of 2026.

Under the share repurchase program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with applicable Securities and Exchange Commission (“SEC”) and other legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The overall share repurchase program, other than the ASR arrangements, does not obligate Omnicom to acquire any particular amount of its common stock, and may be suspended or discontinued at any time at Omnicom’s discretion.

PJT Partners is acting as Omnicom’s financial advisor on the ASR arrangements.

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About Omnicom

Omnicom (NYSE: OMC) is the world’s leading marketing and sales company, built for intelligent growth in the next era. Powered by Omni, Omnicom’s Connected Capabilities unite the company’s world-class agency brands, exceptional talent, and deep domain expertise across media, commerce, consulting, precision marketing, advertising, production, health, public relations, branding, and experiential to address clients’ most critical growth priorities. For more information, visit www.omc.com.

Contacts

Media:    Investors:
Joanne Trout    Gregory Lundberg
joanne.trout@omc.com     greg.lundberg@omc.com

280 Park Avenue, New York, NY 10017. Tel (212) 415-3672

Forward-Looking Statements

Certain statements in this press release contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In addition, from time to time, Omnicom or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements, other than statements of historical fact, may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s management as well as assumptions made by, and information currently available to, Omnicom’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Omnicom’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

•risks relating to the completed merger (the “Merger”) between Omnicom and The Interpublic Group of Companies, Inc. (“IPG”), including risks related to the integration of IPG’s business, such as, among others: uncertainties associated with retaining key management and other employees; potential disruptions to client, vendor, and business partner relationships; the risk that integration activities may be more time-consuming, complex, or costly than expected; the possibility that anticipated synergies, efficiencies, and other benefits of the Merger may not be realized, or may be realized more slowly than anticipated; and risks associated with managing a larger, more complex combined organization and effectively integrating systems, processes, operations and cultures;
•adverse economic conditions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;
•international, national or local economic conditions that could adversely affect Omnicom or its clients;
•reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;
•the ability to attract new clients and retain existing clients in the manner anticipated;
•changes in client marketing and communications services requirements;
•failure to manage potential conflicts of interest between or among clients;
•unanticipated changes related to competitive factors in the marketing and communications services industries;
•unanticipated changes to, or an inability to hire and retain, key personnel;
•currency exchange rate fluctuations;
•reliance on information technology systems and risks related to cybersecurity incidents;
•effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence, or AI, technologies and related partnerships in our business, and their use by Omnicom’s competitors;
•failure to adapt to technological developments;
•our liquidity, long-term financing needs, credit ratings and access to capital markets;
•changes in legislation or governmental regulations affecting Omnicom or its clients;
•losses on media purchases and production costs incurred on behalf of clients;

•risks associated with assumptions Omnicom makes in connection with acquisitions, critical accounting estimates and legal proceedings;
•risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;
•risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s control on such goals and initiatives;
•changes in tax rates, tax laws, regulations or interpretations, or adverse outcomes of tax audits or proceedings; and
•other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s SEC filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s business, including those described in Omnicom’s Annual Report on Form 10-K and in other documents filed from time to time with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, Omnicom undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.